SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  July 10, 1997



                                  biosys, inc.

             (Exact name of registrant as specified in its charter)



Delaware                                0-19819                 94-2878645
(State or other jurisdiction of  (Commission file number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)



10015 Old Columbia Road, Suite H-120, Columbia, Maryland          21046
(Address of principal executive offices)                       (Zip Code)



                                  410-290-6265
              (Registrant's telephone number, including area code)





                      This Current Report contains 7 pages.

Item 5.  Other Events

         On July 10, 1997, biosys, inc. and its wholly-owned subsidiaries, Crop Genetics International Corporation and AgriDyne Technologies, Inc. (collectively the "Debtors"), filed a Monthly Operating Report for the month ended May 31, 1997 with the United States Bankruptcy Court for the District of Maryland (the "Bankruptcy Court").

         Included in the Monthly Operating Report filed with the Bankruptcy Court are an unaudited condensed consolidated balance sheet as of May 31, 1997 and statements of operations for the Debtors for the month ended May 31, 1997 and five-month period ended May 31, 1997. Annexed hereto are the unaudited condensed consolidated balance sheet and statements of operations referred to above, and the notes thereto.

                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         biosys, inc.



Date:    July 15, 1997                   By:      /s/   Michael R.N. Thomas
                                                  -------------------------
                                                        Michael R.N. Thomas
                                                        Vice President, Chief
                                                         Financial Officer and
                                                         Secretary/Treasurer
                          biosys, inc. and Subsidiaries
                 Unaudited Condensed Consolidated Balance Sheet
                                  May 31, 1997


                                                    (CGI)         Total Company
                                 biosys             Crop              Consol
                       --------------------------------------------------------

Current assets:

Cash and equivalents            6,280,315            12,414          6,292,729
Restricted cash                 1,009,774                            1,009,774
Short-term investment              88,237                               88,237
                       --------------------------------------------------------

Total cash & equivalents        7,378,326            12,414          7,390,740

Accounts receivable - trade                          30,619             30,619
Accounts receivable - other       224,255                              224,255
Prepaids                           31,013                               31,013
Intercompany                  (4,492,209)         4,492,209                  0
                       --------------------------------------------------------

Total current assets            3,141,385         4,535,242          7,676,627

Other assets                      107,296            11,202            118,498
                       --------------------------------------------------------

Total assets                    3,248,681         4,546,444          7,795,125
                       ========================================================


Liabilities:

Accounts payable-trade            251,074                              251,074
Accrued expenses                1,000,000            76,450          1,076,450
Accrued compensation               36,582                               36,582
                       --------------------------------------------------------

Total current liabilities       1,287,656            76,450          1,364,106

Prepetition liabilities:
Accounts payable                3,640,790            52,273          3,693,063
Accrued expenses                  728,971           260,999            989,970
Accrued compensation              139,505           341,276            480,781
Long-term debt                  1,394,982         2,449,087          3,844,069
                       --------------------------------------------------------

Total Prepetition liabilities   5,904,248         3,103,635          9,007,883

Total liabilities               7,191,904         3,180,085         10,371,989

Shareholders' equity:

Common stock                      477,549                              477,549
Paid in capital                81,216,945        64,965,951        146,182,896
1/1/97 deficit                (86,167,711)      (63,569,574)      (149,737,285)
Current year income/(loss)        529,994          (30,018)            499,976
                       --------------------------------------------------------

Total equity                   (3,943,223)         1,366,359        (2,576,864)

Total liab. & equity            3,248,681         4,546,444          7,795,125
                       ========================================================


See accompanying notes to unaudited condensed consolidated financial statements biosys, inc. and Subsidiaries
            Unaudited Condensed Consolidated Statement of Operations
                        For the Month Ended May 31, 1997



                                                   (CGI)         Total Company
                                biosys             Crop              Consol
                       --------------------------------------------------------

Revenues:

Product
Kleentek
BCS
Intercompany
                       --------------------------------------------------------

Gross revenues

Discounts
Sales returns
                       --------------------------------------------------------

Net revenues

COGS Product
COGS Kleentek
                       --------------------------------------------------------

Total cost of goods

Gross profit

Operating expenses                 85,522                20             85,542
                       --------------------------------------------------------

Operating income (loss)           (85,522)              (20)           (85,542)

Other income (exp)

Misc. income
Interest income                    23,770                               23,770
Interest expense
Reorganization costs             (446,476)                            (446,476)
Loss on sale of assets
Transaction gain/loss
                       --------------------------------------------------------

Total other inc (exp)            (422,706)                            (422,706)
                       --------------------------------------------------------

Net income (loss)                (508,228)              (20)          (508,248)
                       ========================================================






See accompanying notes to unaudited condensed consolidated financial statements biosys, inc. and Subsidiaries
            Unaudited Condensed Consolidated Statement of Operations
                     For the Five Months Ended May 31, 1997



                                                 (CGI)           Total                                  Total Company
                                 biosys          Crop            U.S.             BCS          Elim         Consol
                              -----------------------------------------------------------------------------------------

Revenues:

Product                             222,794                         222,794                                    222,794
Kleentek
BCS                                                                                 149,824       3,880        145,944
Intercompany
                              -----------------------------------------------------------------------------------------

Gross revenues                      222,794                         222,794         149,824       3,880        368,738

Discounts                          (49,174)                        (49,174)                                   (49,174)
Sales returns                      (18,000)                        (18,000)                                   (18,000)
                              -----------------------------------------------------------------------------------------

Net revenues                        155,620                         155,620         149,824       3,880        301,564

COGS Product                        242,395                         242,395         170,398       3,880        408,913
COGS Kleentek
                              -----------------------------------------------------------------------------------------

Total cost of goods                 242,395                         242,395         170,398       3,880        408,913

Gross profit                       (86,775)                        (86,775)        (20,574)           0      (107,349)

Operating expenses                1,124,317          26,268       1,150,585         118,223                  1,268,808
                              -----------------------------------------------------------------------------------------

Operating income (loss)         (1,211,092)        (26,268)     (1,237,360)       (138,797)                (1,376,157)

Other income (exp)

Misc. income                          7,116                           7,116                                      7,116
Interest income                     112,582                         112,582                                    112,582
Interest expense                   (23,604)                        (23,604)                                   (23,604)
Reorganization costs              (730,752)         (3,750)       (734,502)                                  (734,502)
Gain on sale of assets            2,375,744                       2,375,744         135,072                  2,510,816
Transaction gain/loss                                                                 3,725                      3,725
                              -----------------------------------------------------------------------------------------

Total other inc (exp)             1,741,086         (3,750)       1,737,336         138,797                  1,876,133
                              -----------------------------------------------------------------------------------------

Net income (loss)                   529,994        (30,018)         499,976               0           0        499,976
                              =========================================================================================



See accompanying notes to unaudited condensed consolidated financial statements




         Notes to Unaudited Condensed Consolidated Financial Statements



1. biosys, inc. (the "Company") and its wholly-owned subsidiaries, Crop Genetics International Corporation and AgriDyne Technologies, Inc. (collectively, the "Debtors"), filed for bankruptcy under Chapter 11 of the Bankruptcy Code on September 27, 1996, and are operating as debtors-in-possession pursuant to the federal bankruptcy laws. On January 17, 1997, the Debtors sold substantially all of their assets to Thermo Trilogy Corporation. The Debtors ceased the manufacture and sale of commercial products concurrent with this sale of assets. The proceeds of the Debtors' sale of assets will be distributed to the Debtors' creditors in accordance with the priorities established under the bankruptcy laws and the Debtors do not expect that there will be any funds remaining for the Debtor's equity holders, whether preferred or common, after distribution to secured creditors, administrative and priority claimants, and unsecured creditors.

2. The accompanying unaudited condensed consolidated financial statements have been prepared using the historical cost basis of accounting. Any necessary adjustments to the historical cost basis due to the Debtors bankruptcy as described in note 1. above, including the application of the liquidation basis of accounting, have not been considered in the preparation of the unaudited condensed consolidated financial statements. These adjustments, if any, could be material to the Debtors' consolidated financial statements.

3. The accompanying unaudited condensed consolidated financial statements do not reflect all of the claims asserted against the Debtors by purported creditors in their bankruptcy cases, the allowance and/or priority of which the Debtors may challenge.

4. In light of the Company's status as a debtor-in-possession and the sale of substantially all the Debtors' assets on January 17, 1997, the Company has determined to cease filing periodic reports under Section 13(a) of the Securities Exchange Act of 1934. Rather, the Company has determined to file under cover of Form 8-K with the Securities and Exchange Commission (the "Commission") copies of all financial reports that the Debtors are required to file with the Bankruptcy Court and the United States Trustee and to report under cover of Form 8-K material developments relating to the distribution to creditors of amounts realized from the sale of the Debtors' assets, including the aggregate amounts and completion of such distributions. The Company currently has pending before the staff of the Commission a request not to recommend enforcement action to the Commission for the Company's implementation of the above modified reporting procedures in lieu of continued compliance with
Section 13(a) of the Securities Exchange Act. No formal response has been received from the staff of the Commission relative to the Company's request.